UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report May 11, 2010
(Date of earliest event reported)

Commission File Number 0-16211

DENTSPLY International Inc.
 (Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) – Compensation Arrangements of Certain Officers

The following information is furnished pursuant to Item 5.02(e), “Compensation Arrangements of Certain Officers.”

The DENTSPLY International Inc. 2010 Equity Incentive Plan was approved on May 11, 2010 at the 2010 Annual Meeting of Shareholders.  The Company maintains the Plan under which it may grant non-qualified stock options, incentive stock options, restricted stock, restricted stock units (“RSU”) and stock appreciation rights, collectively referred to as “Awards” to employees, including executive officers.  The Plan allows the Company to authorize grants of 13.0 million shares of common stock, plus any unexercised portion of cancelled or terminated stock options granted under the DENTSPLY International Inc. 2002 Plan, subject to adjustment as follows:  each January, if 7% of the total outstanding common shares of the Company exceed 13.0 million, the excess becomes available for grant under the Plan.

Options with respect to no more than one million (1,000,000) shares of Common Stock may be granted as ISOs under the Plan, (ii) no more than two million five hundred thousand (2,500,000) shares may be awarded as Restricted Stock or Restricted Stock Units under the Plan, and (iii) in any calendar year no Key Employee shall be granted Options or Stock Appreciation Rights with respect to more than five hundred thousand (500,000) shares of Common Stock, or Restricted Stock and Restricted Stock Units in excess of 150,000 shares of Common Stock. Any shares of Common Stock reserved for issuance upon exercise of Options or Stock Appreciation Rights which expire, terminate or are cancelled, and any shares of Common Stock subject to any grant of Restricted Stock or Restricted Stock Units which are forfeited, may again be subject to new Awards under the Plan.

Unless earlier terminated in accordance with the Plan, the Plan shall automatically terminate on March 24, 2020.  A termination of the Plan shall not affect Awards previously granted under the Plan.

Item 5.07 – Submission of Matters to a Vote of Security Holders

The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”

On May 11, 2010, the Company held its 2010 Annual Meeting of Shareholders.  The following matters were voted upon at the Annual Meeting, with the results indicated:

1.	Election of Class III Directors:

2.
Proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the financial statements of the Company and to audit the Company’s internal control over financial reporting for the year ending December 31, 2010:

3.	Proposal to approve the DENTSPLY International Inc. 2010 Equity Incentive Plan:

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements - Not applicable.

(b) Exhibits - Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc. (Company)

/s/	Brian M. Addison
Brian M. Addison
Vice President, Secretary and General Counsel

Date: May 17, 2010